                                                                                                                                                        EXHIBIT 10.1

AMENDMENT NO. 4 TO

MANAGEMENT AGREEMENT AND LICENSE

This Amendment No. 4 to Management Agreement and License is made as of October 13, 2006 by and among Jara Enterprises, Inc., a New York corporation (“Jara”), Jennifer Convertibles, Inc., a Delaware Corporation (“JCI”) and Jennifer Acquisition Corp., a Delaware Corporation (“JAC”), a wholly owned subsidiary of JCI.

RECITALS

Reference is made to that certain Management Agreement and License, executed as of July 6, 2001 between Jara, Fred Love, the sole shareholder of Jara, JCI and JAC, as amended by Amendment No. 1 to Management and Agreement and License, dated as of April 30, 2002 and as further amended by Amendment No. 2 to Management and Agreement and License, dated as of July 10, 2003 (the "Agreement") and Amendment No. 3, dated as of November 18, 2004.

The parties to the Agreement desire to amend the Agreement as set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS

For $1.00 and other good and valuable consideration, receipt whereof is acknowledged, the parties hereto hereby agree as follows.

1.  All capitalized terms used herein shall have their defined meanings from the Agreement.

2.  Notwithstanding anything to the contrary contained in the Agreement, Section 2.1 (b) and 2.1(c) are hereby terminated and shall be null and void and of no further force and effect. The parties acknowledge and agree that neither party owes the other anything with respect to such sections, whether for prior periods or otherwise.

ARTICLE II

MISCELLANEOUS

1.   This Amendment No. 4 to Management Agreement and License shall be governed by and construed in accordance with the laws of the State of New York.

2.  This Amendment No. 4 to Management Agreement and License may be executed in one or more counterparts, each of which shall constitute an original, and all of which, taken together, shall be deemed to constitute one and the same agreement.

3.  Except as amended hereby, the Agreement remains in full force and effect.

                                                                                                                                                    EXHIBIT 10.1

IN WITNESS WHEREOF, the parties have executed this agreement as of this 13 day of October, 2006.

JENNIFER CONVERTIBLES, INC.

By: /s/ Harley J. Greenfield_________

Name:  Harley J. Greenfield

Title:    Chief Executive Officer

JARA ENTERPRISES, INC.

By:  /s/ Jane Love

Name:  Jane Love

Title:    President

JENNIFER ACQUISITION CORP.
By: /s/ Harley J. Greenfield_________

Name:  Harley J. Greenfield

Title:    Chief Executive Officer